ACCOUNTING CHANGES	12 Months Ended
Dec. 31, 2020
Accounting Changes and Error Corrections [Abstract]
ACCOUNTING CHANGES	ACCOUNTING CHANGES
Changes in Accounting Policies for 2020
Measurement of credit losses on financial instruments
In June 2016, the FASB issued new guidance that changes how entities measure credit losses for most financial assets and certain other financial instruments that are not measured at fair value through net income. The new guidance amends the impairment model of financial instruments, basing it on expected losses rather than incurred losses. These expected credit losses will be recognized as an allowance rather than as a direct write-down of the amortized cost basis. The new guidance was effective January 1, 2020 and was applied using a modified retrospective approach. The adoption of this new guidance did not have a material impact on the Company's consolidated financial statements.
Implementation costs of cloud computing arrangements
In August 2018, the FASB issued new guidance requiring an entity in a hosting arrangement that is a service contract to follow the guidance for internal-use software to determine which implementation costs should be capitalized as an asset and which costs should be expensed. The guidance also requires the entity to amortize the capitalized implementation costs of a hosting arrangement over the term of the arrangement. This guidance was effective January 1, 2020 and was applied prospectively. The adoption of this new guidance did not have a material impact on the Company's consolidated financial statements.
Consolidation
In October 2018, the FASB issued new guidance for determining whether fees paid to decision makers and service providers are variable interests for indirect interests held through related parties under common control. This new guidance was effective January 1, 2020 and was applied on a retrospective basis. The adoption of this new guidance did not have an impact on the Company's consolidated financial statements.
Defined benefit plans
In August 2018, the FASB issued new guidance which amends and clarifies disclosure requirements related to defined benefit pension and other post-retirement benefit plans. This new guidance was effective for annual disclosure requirements at December 31, 2020 and applied on a retrospective basis. The adoption of this new guidance, which is limited to disclosures only, did not have a material impact on the Company's consolidated financial statements.
Reference rate reform
In response to the expected cessation of the London Interbank Offered Rate (LIBOR), of which certain rate settings may cease to be published at the end of 2021 with full cessation expected by mid-2023, the FASB issued new optional guidance in March 2020 that eases the potential burden in accounting for such reference rate reform. The new guidance provides optional expedients for contracts and hedging relationships that are affected by reference rate reform if certain criteria are met. Each of the expedients can be applied as of January 1, 2020 through December 31, 2022. For eligible hedging relationships existing as of January 1, 2020 and prospectively, the Company has applied an optional expedient allowing an entity to assume that the hedged forecasted transaction in a cash flow hedge is probable of occurring. The Company is continuing to identify and analyze existing agreements to determine the effect of reference rate reform on its consolidated financial statements. The Company will continue to evaluate the timing and potential impact of adoption for other optional expedients when deemed necessary.
Future Accounting Changes
Income taxes
In December 2019, the FASB issued new guidance that simplified the accounting for income taxes and clarified existing guidance. This new guidance is effective January 1, 2021, and is not expected to have a material impact on the Company's consolidated financial statements.